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                                  Exhibit 10.21

                      SECOND AMENDMENT TO CREDIT AGREEMENT

     THIS SECOND AMENDMENT TO CREDIT AGREEMENT ("Amendment"), dated as of May 30, 2002 (the "Amendment Date"), is among ENCORE MEDICAL CORPORATION, ENCORE MEDICAL GP, INC., ENCORE MEDICAL ASSET CORPORATION, ENCORE MEDICAL, L.P., and BANK OF AMERICA, NATIONAL ASSOCIATION (in its capacity as administrative agent under the Credit Agreement referenced below and as the sole Lender under the Credit Agreement referenced below).

                                    RECITALS:

     A. The Borrowers, the Agent, and the Lenders have entered into that certain Credit Agreement dated as of February 8, 2002 (as amended by that certain Waiver and First Amendment to Credit Agreement dated as of May 7, 2002, the "Credit Agreement"). The Borrowers have requested that certain provisions of the Credit Agreement be amended in certain respects.

     B. Subject to satisfaction of the conditions set forth herein, Agent and the Lenders are willing to amend the Credit Agreement as specifically provided herein.

     NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                                    ARTICLE I

                                   Definitions

     Section 1.1 Section Definitions. Capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the same meanings as in the Credit Agreement, as amended hereby.

                                   ARTICLE II

                                   Amendments

     Section 2.1 Section Amendment to Section 1.2(a) of the Credit Agreement. Effective as of the Amendment Date, Section 1.2(a) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

          (a) Amounts. Subject to the satisfaction of the conditions precedent set forth in Article 8, each Lender severally, but not jointly, agrees, upon a Borrower's request from time to time on any Business Day during the period from the Closing Date to the Termination Date, to make revolving loans (the

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     "Revolving Loans") to the Borrowers (including Revolving Loans that qualify as Ex-Im Bank Guaranteed Loans under the Ex-Im Bank Borrower Agreement) in amounts not to exceed such Lender's Pro Rata Share of the Availability, except for Non-Ratable Loans and Agent Advances and as otherwise set forth herein with respect to Ex-Im Bank Guaranteed Loans. The Lenders, however, in their unanimous discretion, may elect to make Revolving Loans or issue or arrange to have issued Letters of Credit or Credit Support in excess of the Availability or the Borrowing Base on one or more occasions (provided that any such advance of an Ex-Im Bank Guaranteed Loan may not exceed the limitations specified in Section 1.2(k) or in the definition of Export-Related Borrowing Base contained in the Ex-Im Bank Borrower Agreement), but if they do so, neither the Agent nor the Lenders shall be deemed thereby to have changed the limits of the Availability or the Borrowing Base or to be obligated to exceed such limits on any other occasion. If the Aggregate Revolver Outstandings would exceed the Borrowing Base after giving effect to any Borrowing, the Lenders may refuse to make or may otherwise restrict the making of Revolving Loans and the issuance of Letters of Credit and Credit Support as the Lenders determine until such excess has been eliminated, subject to the Agent's authority, in its sole discretion, to make Agent Advances pursuant to the terms of Section 1.2(j).

     Section 2.2 Section Amendment to Section 1.2(b) of the Credit Agreement. Effective as of the Amendment Date, Section 1.2(b) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

          (b) Revolving Loan Notes. The Borrowers shall execute and deliver to each Lender a promissory note to evidence the Revolving Loans other than the Ex-Im Bank Guaranteed Loans of that Lender (each a "Revolving Loan Note" and, collectively, the "Revolving Loan Notes"). Each Revolving Loan Note shall be in the principal amount of the applicable Lender's Pro Rata Share of the Revolving Loan Commitments, dated as of the Closing Date or the date of any assignment of a portion of any Lender's Revolving Loans, and substantially in the form of Exhibit A. Each Revolving Loan Note shall represent the obligation of the Borrowers to pay the amount of the applicable Lender's Pro Rata Share of the Revolving Loan Commitments, or, if less, such Lender's Pro Rata Share of the aggregate unpaid principal amount of all Revolving Loans other than the Ex-Im Bank Guaranteed Loans to the Borrowers together with interest thereon as prescribed in this Agreement. The entire unpaid balance of the Revolving Loans other than the Ex-Im Bank Guaranteed Loans and all other non-contingent Obligations shall be immediately due and payable in full in immediately available funds on the Termination Date.

     Section 2.3 Amendment to Section 1.2(g) of the Credit Agreement. Effective as of the Amendment Date, Section 1.2(g) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

          (g) The Agent's Election. Subject to the requirements of Section 1.2(i), promptly after receipt of a Notice of Borrowing (or telephonic

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     notice in lieu thereof) other than a request for LIBOR Rate Revolving
     Loans, the Agent shall elect in its discretion to have the terms of Section 1.2(h), Section 1.2(i), Section 1.2(j), or Section 1.2(k) apply to such requested Borrowing. If the Bank declines in its sole discretion to make a Non-Ratable Loan pursuant to Section 1.2(i), an Agent Advance pursuant to
     Section 1.2(j), or an Ex-Im Bank Guaranteed Loan pursuant to Section 1.2(k), the terms of Section 1.2(h) shall apply to the requested Borrowing.

     Section 2.4 Amendment to Section 1.2(h) of the Credit Agreement. Effective as of the Amendment Date, the first sentence of Section 1.2(h) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

     If the Agent elects to have the terms of this Section 1.2(h) apply to a requested Borrowing or if the requested Borrowing is for a LIBOR Rate Revolving Loan, then promptly after receipt of a Notice of Borrowing or telephonic notice in lieu thereof, the Agent shall notify the Lenders by telecopy, telephone, or e-mail of the requested Borrowing.

     Section 2.5 Amendment to Section 1.2(j) of the Credit Agreement. Effective as of the Amendment Date, the first sentence of Section 1.2(j) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

     Subject to the limitations set forth below, the Agent is authorized by the Borrowers and the Lenders, from time to time in the Agent's sole discretion, (i) after the occurrence of a Default or an Event of Default or
     (ii) at any time that any of the other conditions precedent set forth in
     Article 8 have not been satisfied, to make Base Rate Revolving Loans other than Ex-Im Bank Guaranteed Loans to the Borrowers or any of them on behalf of the Lenders, in an aggregate amount outstanding at any time not to exceed $2,500,000, which the Agent, in its reasonable business judgment, deems necessary or desirable (A) to preserve or protect the Collateral, or any portion thereof, (B) to enhance the likelihood of, or maximize the amount of, repayment of the Loans and other Obligations, or (C) to pay any other amount chargeable to the Borrowers pursuant to the terms of this Agreement, including costs, fees, and expenses as described in Section 13.7 (any of such advances are herein referred to as "Agent Advances"); provided that the Majority Lenders may at any time revoke the Agent's authorization to make Agent Advances.

     Section 2.6 Addition of Section 1.2(k) to the Credit Agreement. Effective as of the Amendment Date, the Section 1.2 of the Credit Agreement is hereby amended by adding thereto a new clause (k) which shall read in its entirety as follows:

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          (k) Making of Ex-Im Bank Guaranteed Loans.

               (i) Subject to Section 1.2(g), if the Agent elects, with the consent of the Bank, to have the terms of this Section 1.2(k) apply, to a requested Borrowing and if the requested Borrowing qualifies as an Ex-Im Bank Guaranteed Loan, the Bank shall make a Revolving Loan in the amount of such requested Borrowing available to the Borrowers on the applicable Funding Date by transferring same day funds to the Designated Account. Each Revolving Loan made solely by the Bank pursuant to this Section 1.2(k) is referred to as an "Ex-Im Bank Guaranteed Loan" and such Revolving Loans are collectively referred to as the "Ex-Im Bank Guaranteed Loans". Each Ex-Im Bank Guaranteed Loan shall be subject to all the terms and conditions applicable to other Revolving Loans except to the extent of the provisions of the Ex-Im Bank Borrower Agreement, which shall control in the event of any inconsistency.

               (ii) The aggregate amount of Ex-Im Bank Guaranteed Loans outstanding at any time shall not exceed the lesser of (A) $1,500,000 or (B) the Export-Related Borrowing Base. The Agent shall not request the Bank to make any Ex-Im Bank Guaranteed Loan if (Y) the Agent has received written notice from any Lender that one or more of the applicable conditions precedent set forth in Article 8 will not be satisfied on the requested Funding Date for the applicable Borrowing, or (Z) the requested Borrowing would exceed the Export-Related Availability on that Funding Date.

               (iii) The Ex-Im Bank Guaranteed Loans shall be secured by the Agent's Liens in and to the Collateral and shall constitute Base Rate Revolving Loans and Obligations hereunder and shall be guaranteed by the Ex-Im Bank to the extent provided in the Ex-Im Bank Master Guarantee Agreement.

               (iv) The Borrowers shall execute and deliver to each Lender a promissory note to evidence the Ex-Im Bank Guaranteed Loans of that Lender (each an "Ex-Im Bank Guaranteed Loan Note" and, collectively, the "Ex-Im Bank Guaranteed Loan Notes"). Each Ex-Im Bank Guaranteed Loan Note shall be in the stated principal amount of the applicable Lender's Pro Rata Share of $1,500,000 (except that such note payable to the Bank as a Lender shall be in the stated principal amount of $1,500,000 and shall be assignable to the Ex-Im Bank), dated as of the Closing Date or the date of any assignment of a portion of any Lender's Revolving Loans, and substantially in the form of Exhibit I. Each Ex-Im Bank Guaranteed Loan Note represents the obligation of the Borrowers to pay the amount of the applicable Lender's Pro Rata Share of the unpaid principal balance of the Ex-Im Bank Guaranteed Loans together with interest thereon as prescribed in this Agreement. The entire unpaid

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          balance of the Ex-Im Bank Guaranteed Loans shall be immediately due and payable in full in immediately available funds on the Termination Date.

     Section 2.7 Amendment to Section 1.4(b) of the Credit Agreement. Effective as of the Amendment Date, Section 1.4(b) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

          (b) Amounts; Outside Expiration Date. The Agent shall not have any obligation to issue or cause to be issued any Letter of Credit or Credit Support at any time if: (i) the maximum face amount of the requested Letter of Credit or Credit Support is greater than the Unused Letter of Credit Subfacility at such time; (ii) the maximum undrawn amount of the requested Letter of Credit or Credit Support and all commissions, fees, and charges due from such Borrower in connection with the opening thereof would exceed the Domestic Availability at such time; or (iii) such Letter of Credit or Credit Support has an expiration date later than thirty (30) days prior to the Stated Termination Date or more than twelve (12) calendar months from the date of issuance for standby letters of credit and six (6) calendar months from the date of issuance for commercial/documentary letters of credit.

     Section 2.8 Amendment to Section 1.4(d)(ii) of the Credit Agreement. Effective as of the Amendment Date, Section 1.4(d)(ii) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

          (ii) Responsibilities of the Agent; Issuance. The Agent shall determine, as of the Business Day immediately preceding the requested issuance date of the Letter of Credit or Credit Support set forth in the notice from a Borrower pursuant to Section 1.4(d)(i), (A) the amount of the Unused Letter of Credit Subfacility and (B) the Domestic Availability as of such date. If the face amount of the requested Letter of Credit or Credit Support is not greater than the Unused Letter of Credit Subfacility and the amount of such requested Letter of Credit or Credit Support and all commissions, fees, and charges due from the Borrower in connection with the opening thereof does not exceed the Domestic Availability, the Agent shall cause the Letter of Credit Issuer to issue the requested Letter of Credit or Credit Support on the requested issuance date so long as the other conditions hereof are met.

     Section 2.9 Amendment to Section 3.1 of the Credit Agreement. Effective as of the Amendment Date, the third and fourth sentences of Section 3.1 of the Credit Agreement are hereby amended and restated in their entirety to read as follows:

     In addition, and without limiting the generality of the foregoing, upon demand the Borrowers shall pay to the Agent, for account of the Lenders, the aggregate amount by which (a) the Aggregate Revolver Outstandings exceeds the lesser of the Borrowing Base or the Maximum Revolver Amount,
     (b) the Aggregate Revolver Outstandings other than the Ex-Im Bank Guaranteed Loans exceed the

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     lesser of the Domestic Borrowing Base or the Maximum Revolver Amount, and
     (c) the Ex-Im Bank Guaranteed Loans exceed the lesser of the Export-Related Borrowing Base or $1,500,000. Accrued interest on the Revolving Loans shall be due and payable in arrears (y) in the case of Base Rate Revolving Loans,
     (i) on the first day of each calendar month and (ii) on the Termination Date and (z) in the case of LIBOR Rate Revolving Loans and with respect to each such Revolving Loan (i) on the last day of the Interest Period with respect thereto and (ii) on the Termination Date.

     Section 2.10 Amendment to Section 3.4(d) of the Credit Agreement. Effective as of the Amendment Date, Section 3.4(d) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

          (d) Net Proceeds received pursuant to Section 3.4(b) shall be applied as follows:

               (i) (A) The actual proceeds of sale of Accounts other than Eligible Foreign Accounts and Inventory or collection of Accounts other than Eligible Foreign Accounts outside the ordinary course of business or (B) in the case of a sale of a division or the sale of Capital Stock of a Subsidiary, an amount equal to the lesser of (Y) the total proceeds received from such sale or (Z) the book value of Accounts other than Eligible Foreign Accounts and Inventory sold as part of any such sale of a division or which are owned by any such Subsidiary, shall be applied, first, to pay accrued interest with respect to the Revolving Loans other than the Ex-Im Bank Guaranteed Loans, second, to pay the principal of the Revolving Loans other than the Ex-Im Bank Guaranteed Loans, third to cash collateralize outstanding Letters of Credit and Credit Support, fourth to pay accrued interest with respect to the Term B Loans, fifth, to pay accrued interest with respect to the Term A Loans, sixth, to pay scheduled installments of the Term B Loans in the inverse order of maturity, seventh to pay scheduled installments of the Term A Loans in the inverse order of maturity, and eighth to pay any other remaining Obligations.

               (ii) Prepayments from proceeds of Fixed Assets shall be applied first, to pay accrued interest with respect to the Term B Loans, second, to pay accrued interest with respect to the Term A Loans, third, to pay scheduled installments of the Term B Loans in the inverse order of maturity, fourth, to pay scheduled installments of the Term A Loans in the inverse order of maturity, fifth, to pay accrued interest with respect to the Revolving Loans other than the Ex-Im Bank Guaranteed Loans, sixth, to pay the principal of the Revolving Loans other than the Ex-Im Bank Guaranteed Loans, seventh, to cash collateralize outstanding Letters of Credit and Credit Support, and eighth to pay any other remaining Obligations.

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               (iii) Prepayments from proceeds of all asset dispositions (other than sales of Accounts, Inventory, and Fixed Assets), including proceeds from the sale of a division or a Subsidiary in excess of the book value of Accounts, Inventory, and Fixed Assets sold as part of the sale of that division or Subsidiary, shall be applied first, to pay accrued interest with respect to the Term B Loans, second, to pay the scheduled installments of the Term B Loans in the inverse order of maturity, third, to pay accrued interest with respect to the Revolving Loans other than the Ex-Im Bank Guaranteed Loans, fourth, to pay the principal of the Revolving Loans other than the Ex-Im Bank Guaranteed Loans, fifth, to pay accrued interest with respect to the Term A Loans, sixth, to pay the scheduled installments of the Term A Loans, seventh, to cash collateralize outstanding Letters of Credit and Credit Support, and eighth to pay any other remaining Obligations.

               (iv) (A) the actual proceeds of the sale of Eligible Foreign Accounts or collection of Eligible Foreign Accounts outside the ordinary course of business or (B) in the case of a sale of a division or the sale of Capital Stock of a Subsidiary of a Borrower, an amount equal to the lesser of (Y) the total proceeds received from such sale or (Z) the book value of Eligible Foreign Accounts sold as part of any such sale of a division or which are owned by any such Subsidiary shall be applied, first, to pay accrued interest with respect to the Ex-Im Bank Guaranteed Loans, second, to pay the principal of the Ex-Im Bank Guaranteed Loans, and third, to pay any other remaining Obligations in the order specified in Section 3.4(d)(i).

     Section 2.11 Amendment to Section 3.7 of the Credit Agreement. Effective as of the Amendment Date, the last sentence of Section 3.7 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

     The Borrowers hereby irrevocably authorize the Agent to charge the Loan Account for the purpose of paying all amounts from time to time due hereunder, including, without limitation, reimbursing expenses pursuant to
     Section 13.7, and agree that all such amounts charged shall constitute Revolving Loans (including Non-Ratable Loans, Agent Advances, and Ex-Im Bank Guaranteed Loans) and that all such Revolving Loans shall be deemed to have been requested pursuant to Section 1.2.

     Section 2.12 Amendment to Section 3.8 of the Credit Agreement. Effective as of the Amendment Date, the second sentence of Section 3.8 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

     All payments shall be remitted to the Agent and all such payments not relating to principal or interest of specific Loans (including the Ex-Im Bank Guaranteed Loans), or not constituting payment of specific fees, and all proceeds of any Borrower's Accounts or any other Collateral received by the Agent, shall be

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     applied, ratably, subject to the provisions of this Agreement, first, to pay any fees, indemnities, or expense reimbursements, including any amounts relating to Bank Products then due to the Agent from the Borrowers, second, to pay any fees or expense reimbursements then due to the Lenders from the Borrowers, third, to pay interest due in respect of the Revolving Loans, including the Non-Ratable Loans, the Agent Advances, and the Ex-Im Bank Guaranteed Loans, fourth, to pay interest due in respect of the Term B Loans, fifth, to pay interest due in respect to the Term A Loans, sixth, to pay or prepay principal of the Non-Ratable Loans, the Agent Advances, and the Ex-Im Bank Guaranteed Loans, seventh, to pay or prepay principal of the Revolving Loans (other than the Non-Ratable Loans, the Agent Advances, and the Ex-Im Bank Guaranteed Loans) and unpaid reimbursement obligations in respect of Letters of Credit and Credit Support, eighth, to pay or prepay principal of the Term B Loans, ninth, to pay or prepay principal of the Term A Loans, tenth, to pay an amount to the Agent equal to one hundred percent (100%) of the aggregate undrawn face amount of all outstanding Letters of Credit and Credit Support and the aggregate amount of any unpaid reimbursement obligations in respect of Letters of Credit and Credit Support, and eleventh, to the payment of any other Obligation due to the Agent or any Lender by the Borrowers.

     Section 2.13 Amendment to Section 5.2(i) of the Credit Agreement. Effective as of the Amendment Date, Section 5.2(i) of the Credit Agreement is hereby amended and restated in its entirety as follows:

          (i) If requested by the Agent and at any time that the amount of the Ex-Im Bank Guaranteed Loans is less than or equal to $2,000,000, the Borrowers will furnish, or cause to be furnished promptly after filing with the IRS, a copy of each federal income tax return filed by any Borrower.

     Section 2.14 Amendment to Section 5.2(j) of the Credit Agreement. Effective as of the Amendment Date, Section 5.2(j) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

          (j) The Borrowers will furnish, or cause to be furnished, as soon as available, but in any event on the second Business Day of each week for the last Business Day of the preceding week and at such other times, from time to time, as may be requested by the Agent a Borrowing Base Certificate, an Ex-Im Bank Borrowing Base Certificate, and supporting information in connection therewith.

     Section 2.15 Amendment to Section 5.2(k) of the Credit Agreement. Effective as of the Amendment Date, clause (i)(A)(2) of Section 5.2(k) of the Credit Agreement is hereby amended and restated in its entirety to read "(2) shall be reconciled to the Borrowing Base Certificate, the Ex-Im Bank Borrowing Base Certificate, and its general ledger as of such last Business Day, and".

     Section 2.16 Amendment to Section 5.3(r) of the Credit Agreement. Effective as of the Amendment Date, Section 5.3(r) of the Credit Agreement is hereby amended and restated in its

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entirety to read as follows:

          (r) immediately upon commencement of any proceedings contesting any tax, fee, assessment, or other governmental change in excess of $50,000.

     Section 2.17 Amendment to Section 5.3 of the Credit Agreement. Effective as of the Amendment Date, Section 5.3 of the Credit Agreement is hereby amended by deleting the word "and" at the end of clause (q), replacing the period at the end of clause (r) with "; and", and adding a new clause (s) thereto which shall read in its entirety "(s) immediately upon becoming aware of any of the matters set forth in Section 2.11 of the Ex-Im Bank Borrower Agreement."

     Section 2.18 Amendment to Section 7.4(b) of the Credit Agreement. Effective as of the Amendment Date, Section 7.4(b) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

          (b) The Borrowers shall permit representatives and independent contractors of the Agent and the Ex-Im Bank to visit and inspect any of its properties, to examine its corporate, financial, and operating records, and make copies thereof or abstracts therefrom and to discuss its affairs, finances, and accounts with its directors, officers, and independent public accountants, at such reasonable times during normal business hours and as soon as may be reasonably desired, upon reasonable advance notice to such Borrower; provided, however, when an Event of Default exists, the Agent, the Ex-Im Bank, or any Lender may do any of the foregoing at the expense of the Borrowers at any reasonable time and without advance notice. The costs of any such visits and inspections shall be paid by the Borrowers as provided in Section 13.7.

     Section 2.19 Amendment to Section 7.9 of the Credit Agreement. Effective as of the Amendment Date, the proviso set forth in Section 7.9 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

          provided that notwithstanding the foregoing or any other provision of this Agreement, as long as no Default or Event of Default exists or would result therefrom and provided the Parent gives the Agent, the Ex-Im Bank, and the Lenders prior written notice:

     Section 2.20 Amendment to Section 7.20 of the Credit Agreement. Effective as of the Amendment Date, the first sentence of Section 7.20 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

          No Borrower shall, without the written consent of the Agent, the Ex-Im Bank, and the Majority Lenders, directly or indirectly, organize, create, acquire, or permit to exist any Subsidiary other than those listed in
     Schedule 6.5.

     Section 2.21 Amendment to Section 7.28 of the Credit Agreement. Effective as of the Amendment Date, Section 7.28 of the Credit Agreement is hereby amended to (a) add before

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clause (a) of Section 7.28 the parenthetical "(other than Ex-Im Bank Guaranteed
Loans)" and (b) add a new sentence at the end of Section 7.28 which shall read in its entirety as follows:

     The Borrowers shall use the proceeds of the Ex-Im Bank Guaranteed Loans for working capital purposes that do not violate the terms of Section 2.01 of the Ex-Im Bank Borrower Agreement.

     Section 2.22 Amendment to Section 7.31(c) of the Credit Agreement. Effective as of the Amendment Date, Section 7.31(c) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

          (c) Without limiting the foregoing, the Borrowers shall, and shall cause each of the Parent's Subsidiaries to, execute and deliver, or cause to be executed and delivered, to the Agent and the Ex-Im Bank such documents and agreements, and shall take or cause to be taken such actions as the Agent or the Ex-Im Bank may, from time to time, reasonably request to carry out the terms and conditions of this Agreement and the other Loan Documents.

     Section 2.23 Amendment to Section 8.2 of the Credit Agreement. Effective as of the Amendment Date, Section 8.2 of the Credit Agreement is hereby amended to
(a) amend and restate the last sentence of Section 8.2 of the Credit Agreement in its entirety to read as follows and (b) add a new clause (e) which shall read in its entirety as follows:

     Except as provided by Section 11.1(a), no Borrowing or issuance of any Letter of Credit or Credit Support shall exceed the Availability and no Borrowing of any Ex-Im Bank Guaranteed Loan shall exceed the Export-Related Availability, provided, however, that the foregoing conditions precedent are not conditions to the requirement for each Lender participating in or reimbursing the Bank or the Agent for such Lenders' Pro Rata Share of any Non-Ratable Loan, Agent Advance, or Ex-Im Bank Guaranteed Loan made in accordance with the provisions of Section 1.2(i), Section 1.2(j), and
     Section 1.2(k).

          (e) With regard to the Ex-Im Bank Guaranteed Loans, the Agent shall have received a summary of the Export Orders being financed with the Ex-Im bank Guaranteed Loans and, if requested by the Agent, copies of such Export Orders.

     Section 2.24 Amendment to Section 9.1(j) of the Credit Agreement. Effective as of the Amendment Date, Section 9.1(j) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

          (j) any Loan Document, including any Guaranty of the Obligations, shall be terminated, revoked, or declared void or invalid or unenforceable or challenged by any Borrower or any other obligor or any material provision of any Loan Document for any reason ceases to be valid, binding, and enforceable in accordance with its terms;

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     Section 2.25 Amendment to Section 9.1(n) of the Credit Agreement. Effective
as of the Amendment Date, Section 9.1(n) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

          (n) for any reason other than the failure of the Agent to take any action available to it to maintain perfection of the Agent's Liens pursuant to the Loan Documents, any Loan Document creases to be in full force and effect or any Lien with respect to any Export-Related Accounts Receivable (as defined in the Ex-Im Bank Borrower Agreement) or any material portion of any other Collateral intended to be secured thereby ceases to be, or is not, valid, perfected, and prior to all other Liens (other than Permitted Liens which are expressly permitted to have priority over the Agent's Liens) or is terminated, revoked, or declared void;

     Section 2.26 Amendment to Section 11.1 of the Credit Agreement. Effective as of the Amendment Date, Section 11.1 of the Credit Agreement is hereby amended by adding thereto a new clause (d) which shall read in its entirety as follows:

          (d) The Borrowers, the Agent, and the Lenders agree to execute any agreements, documents, or instruments the Agent determines are necessary to enable the Lenders to make Ex-Im Bank Guaranteed Loans to the Borrowers on the terms contained herein and in the Ex-Im Bank Borrower Agreement; provided that the provisions of such agreements, documents, and instruments shall not amend or eliminate the ten percent (10.0%) reserve requirement relating to Ex-Im Bank Guaranteed Loans set forth in clause (i) of the definition of Reserves.

     Section 2.27 Amendment to Section 11.2 of the Credit Agreement. Effective as of the Amendment Date, Section 11.2 of the Credit Agreement is hereby amended by adding thereto a new clause (g) which shall read in its entirety as follows:

          (g) Notwithstanding any other provision of this Agreement, the Agent and the Lenders may, and at the request of Ex-Im Bank shall, assign all or a portion of the Ex-Im Bank Guaranteed Loans and their rights under the Loan Documents relating thereto to the Ex-Im Bank to satisfy the requirements of Section 4.01(c) of the Ex-Im Bank Master Guarantee Agreement.

     Section 2.28 Amendment to Section 12.9 of the Credit Agreement. Effective as of the Amendment Date, the second sentence of Section 12.9 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

     In the event the Bank sells all of its Commitments and Loans as part of a sale, transfer, or other disposition by the Bank of substantially all of its loan portfolio, the Bank shall resign as the Agent and such purchaser or transferee shall become the successor Agent hereunder; provided that the Bank shall remain as the Agent with respect to the Ex-Im Bank Guaranteed Loans until written approval of the successor Agent has been obtained from the Ex-Im Bank.

     Section 2.29 Amendment to Section 12.15(a) of the Credit Agreement. Effective as of the Amendment Date, Section 12.15(a) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

          (a) Each Lender's funded portion of the Revolving Loans is intended by the Lenders to be equal at all times to such Lender's Pro Rata Share of the outstanding Revolving Loans. Notwithstanding such agreement, the Agent, the Bank, and the Lenders agree (which agreement shall not be for the benefit of or enforceable by the Borrowers) that in order to facilitate the administration of this Agreement and the other Loan Documents, settlement among them as to the Revolving Loans, including the Non-Ratable Loans, the Agent Advances, and the Ex-Im Bank Guaranteed Loans shall take place on a periodic basis in accordance with the following provisions:

               (i) The Agent shall request settlement (a "Settlement") with the Lenders on at least a weekly basis, or on a more frequent basis at the Agent's election, (A) on behalf of the Bank, with respect to each outstanding Non-Ratable Loan, (B) for itself, with respect to each Agent Advance, (C) on behalf of the Bank, with respect to each outstanding Ex-Im Bank Guaranteed Loan, and (D) with respect to collections received, in each case, by notifying the Lenders of such requested Settlement by telecopy, telephone, e-mail, or other similar form of transmission, of such requested Settlement, no later than 12:00 noon (Pasadena, California time) on the date of such requested Settlement (the "Settlement Date"). Each Lender (other than the Bank, in the case of the Non-Ratable Loans and the Ex-Im Bank Guaranteed Loans, and the Agent, in the case of the Agent Advances) shall transfer the amount of such Lender's Pro Rata Share of the outstanding principal amount of the Non-Ratable Loans, the Agent Advances, and the Ex-Im Bank Guaranteed Loans with respect to which Settlement is requested to the Agent, to such account of the Agent as the Agent may designate, not later than 2:00 p.m. (Pasadena, California time), on the Settlement Date applicable thereto. Settlements may occur during the continuation of a Default or an Event of Default and whether or not the applicable conditions precedent set forth in Article 8 have then been satisfied. Such amounts transferred to the Agent shall be applied against the amounts of the applicable Non-Ratable Loans, Agent Advances, or Ex-Im Bank Guaranteed Loans and, together with the portion of such the Non-Ratable Loans, Agent Advances, or Ex-Im Bank Guaranteed Loans representing the Bank's Pro Rata Share thereof, shall constitute Revolving Loans of such Lenders, respectively. If any such amount is not transferred to the Agent by any Lender on the Settlement Date applicable thereto, the Agent shall be entitled to recover such amount on demand from such Lender together with interest thereon at the Federal Funds Rate for the first three (3) days from and after the Settlement Date and thereafter at the Interest Rate then applicable to the Base Rate Revolving Loans (Y) on behalf of the Bank, with respect to each outstanding Non-Ratable Loan and Ex-Im Bank Guaranteed Loan, and (Z) for itself, with respect to each Agent Advance.

               (ii) Notwithstanding the foregoing, not more than one (1) Business Day after demand is made by the Agent (whether before or after the occurrence of a Default or an Event of Default and regardless of whether the Agent has requested a Settlement with respect to a Non-Ratable Loan, Agent Advance, or Ex-Im Bank Guaranteed
          Loan), each other Lender (A) shall irrevocably and unconditionally purchase and receive from the Bank or the Agent, as applicable, without recourse or warranty, an undivided interest and participation in such Non-Ratable Loan, Agent Advance, or Ex-Im Bank Guaranteed Loan equal to such Lender's Pro Rata Share of such Non-Ratable Loan, Agent Advance, or Ex-Im Bank Guaranteed Loan and (B) if Settlement has not previously occurred with respect to such Non-Ratable Loans, Agent Advances, or Ex-Im Bank Guaranteed Loans, upon demand by the Bank or the Agent, as applicable, shall pay to the Bank or the Agent, as applicable, as the purchase price of such participation an amount equal to one-hundred percent (100%) of such Lender's Pro Rata Share of such Non-Ratable Loans, Agent Advances, or Ex-Im Bank Guaranteed Loans. If such amount is not in fact transferred to the Agent by any Lender, the Agent shall be entitled to recover such amount on demand from such Lender together with interest thereon at the Federal Funds Rate for the first three (3) days from and after such demand and thereafter at the Interest Rate then applicable to Base Rate Revolving Loans.

               (iii) From and after the date, if any, on which any Lender purchases an undivided interest and participation in any Non-Ratable Loan, Agent Advance, or Ex-Im Bank Guaranteed Loan pursuant to clause
          (ii) preceding, the Agent shall promptly distribute to such Lender, such Lender's Pro Rata Share of all payments of principal and interest and all proceeds of Collateral received by the Agent in respect of such Non-Ratable Loan, Agent Advance, or Ex-Im Bank Guaranteed Loan.

               (iv) Between Settlement Dates, to the extent no Agent Advances are outstanding, the Agent may pay over to the Bank any payments received by the Agent, which in accordance with the terms of this Agreement would be applied to the reduction of the Revolving Loans, for application to the Bank's Revolving Loans including Non-Ratable Loans and Ex-Im Bank Guaranteed Loans. If, as of any Settlement Date, collections received since the then immediately preceding Settlement Date have been applied to the Bank's Revolving Loans (other than to Non-Ratable Loans, Agent Advances, or Ex-Im Bank Guaranteed Loans in which a Lender has not yet funded its purchase of a participation pursuant to clause (ii) preceding), as provided for in the previous sentence, the Bank shall pay to the Agent for the accounts of the Lenders, to be applied to the outstanding Revolving Loans of such Lenders, an amount such that each Lender shall, upon receipt of such amount, have, as of such Settlement Date, its Pro Rata Share of the Revolving Loans. During the period between Settlement Dates, the Bank with respect to Non-Ratable Loans and Ex-Im Bank Guaranteed Loans, the Agent with respect to Agent Advances, and each Lender with respect to the Revolving Loans other than Non-Ratable Loans, Agent Advances, and Ex-Im Bank Guaranteed Loans, shall be entitled to interest at the applicable rate or rates payable under this Agreement on the actual average daily amount of funds employed by the Bank, the Agent, and the other Lenders.

               (v) Unless the Agent has received written notice from a Lender to the contrary, the Agent may assume that the applicable conditions precedent set forth in Article 8 have been satisfied and the requested Borrowing will not exceed the Availability and the Export Related-Availability, if applicable on any Funding Date for a Revolving Loan.

     Section 2.30 Amendment to Section 12.15(b) of the Credit Agreement. Effective as of the Amendment Date, the first sentence of Section 12.15(b) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

     All Revolving Loans (other than Non-Ratable Loans, Agent Advances, and Ex-Im Bank Guaranteed Loans) shall be made by the Lenders simultaneously and in accordance with their Pro Rata Shares.

     Section 2.31 Amendment to Section 12.17 of the Credit Agreement. Effective as of the Amendment Date, the last sentence of Section 12.17 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

     The Lenders acknowledge that the Revolving Loans (including the Agent Advances, the Non-Ratable Loans, and the Ex-Im Bank Guaranteed Loans), the Term Loans, the Bank Products (including the Hedge Agreements), and all interest, fees, and expenses hereunder constitute one Debt, secured pari passu by all of the Collateral.

     Section 2.32 Amendment to Section 13.7(f) of the Credit Agreement. Effective as of the Amendment Date, Section 13.7(f) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

          (f) costs of appraisals, inspections, and verifications of the Collateral, including travel, lodging, and meals for field examinations and inspections of the Collateral and the Borrowers' operations by the Agent and by the Ex-Im Bank, plus the Agent's then customary charge for field examinations and audits and the preparation of reports thereof (such charge is currently $800 per day (or portion thereof) for each Person retained or employed by the Agent with respect to each field examination or audit), plus the Ex-Im Bank's then customary charge for field examinations and audits and the preparation of reports thereof (such charge is currently $700 per day (or portion thereof) for each Person retained or employed by the Ex-Im Bank with respect to each field examination or audit); provided that for each of the Agent and the Ex-Im Bank the Borrowers shall be required to pay the cost of any such field examinations and inspections only one (1) time any Fiscal Quarter and wherever an Event of Default exists.

     Section 2.33 Amendment to Section 13.8(c) of the Credit Agreement. Effective as of the Amendment Date, Section 13.8(c) of the Credit Agreement is hereby amended to add the following address under the heading "With a copy to:" under the heading "If to the Agent or to the Bank":

     Bank of America, N.A.
     Export Finance Administration
     100 Southeast 2nd Street, 15th Floor
     Miami, Florida  33131

     Section 2.34 Amendment to Section 13.17 of the Credit Agreement. Effective as of the Amendment date, clause (b) of Section 13.17 of the Credit Agreement is hereby amended to (a) replace the "(d)," "(e)," "(f)," "(g)," "(h)," and "(i)" appearing in such clause (b) with "(D)," "(E)," "(F)," "(G)," "(H)," and "(I)," respectively, (b) to delete the word "and" following clause (G) of such clause
(b), (c) to replace the period at the end of clause (I) of such clause (b) with a semi-colon, and (d) to add at the end of clause (I) of such clause (b) a new clause (J) which shall read in its entirety as follows:

          and (J) to the Ex-Im Bank.

     Section 2.35 Amendment to Definitions in Annex A of the Credit Agreement. Effective as of the Amendment Date, Annex A of the Credit Agreement is hereby amended by amending and restating each of the following definitions contained therein to read in their entirety as follows:

          "Availability" means, at any time, without duplication, the sum of (a) the Domestic Availability, plus (b) the Export-Related Availability.

          "Borrowing" means a borrowing hereunder consisting of Revolving Loans or Term Loans made on the same day by the Lenders to the Borrowers, or any of them, or by the Bank (in the case of a Borrowing funded by Non-Ratable Loans or Ex-Im Bank Guaranteed Loans) or by the Agent (in the case of a Borrowing consisting of an Agent Advance), or the issuance of a Letter of Credit or Credit Support hereunder.

          "Borrowing Base" means, at any time, an amount equal to the lesser of
     (a) the Maximum Revolver Amount or (b) the sum of, without duplication, (i) the Domestic Borrowing Base, plus (ii) the Export-Related Borrowing Base, minus (iii) Reserves.

          "Borrowing Base Certificate" means a certificate by a Responsible Officer of the Borrowers, or the Parent on behalf of the Borrowers, substantially in the form of Exhibit D (or another form acceptable to the Agent) setting forth the calculation of the Domestic Borrowing Base, including a calculation of each component thereof (including to the extent a Borrower has received notice of any Reserve from the Agent, any of the Reserves included in such calculation pursuant to clause (b) of the definition of Domestic Borrowing Base), all in such detail as shall be reasonably satisfactory to the Agent. All calculations of the Domestic Borrowing Base in connection with the preparation of any Borrowing Base Certificate shall originally be made by the Borrowers, or the Parent on behalf of the Borrowers, and certified to the Agent; provided that the Agent shall have the right to review and adjust, in the exercise of its reasonable credit judgment, any such calculation (a) to reflect its reasonable estimate of declines in value of any of the Collateral described therein, and (b) to the extent that such calculation is not in accordance with this Agreement.

          "Commitment" means, at anytime with respect to a Lender, the principal amount set forth beside such Lender's name under the headings "Term A Loan Commitment," "Term B Loan Commitment," "Revolving Loan Commitment" (including Ex-Im Bank Guaranteed Loan Commitment), and "Ex-Im Bank Guaranteed Loan Commitment" on Schedule A-1 or on the signature page of the most recent Assignment and Acceptance to which such Lender is a party, as such Commitment may be adjusted from time to time in accordance with the provisions of Section 11.2, and "Commitments" means, collectively, the aggregate amount of the Commitments of all of the Lenders.

          "Intercreditor Agreement" means that certain Amended and Restated Subordination and Intercreditor Agreement dated as of May 30, 2002, among the Agent, the Borrowers, the Lenders, and Capital Source Finance LLC, as such agreement may be amended, restated, or otherwise modified from time to time.

          "Lender" and "Lenders" have the meanings specified in the introductory paragraph hereof and shall include the Agent to the extent of any Agent Advance outstanding and the Bank to the extent of any Non-Ratable Loan or Ex-Im Bank Guaranteed Loan outstanding; provided that no such Agent Advance, Non-Ratable Loan, or Ex-Im Bank Guaranteed Loan shall be taken into account in determining any Lender's Pro Rata Share.

          "Loan Documents" means, collectively, this Agreement, the Revolving Loan Notes, the Term Notes, the Ex-Im Bank Guaranteed Loan Notes, the Security Agreement, the Mortgages, the Copyright Security Agreement, the Patent Security Agreement, the Trademark Security Agreement, the Parent Guaranty, the Subsidiary Guaranty, the Intercreditor Agreement, the Ex-Im Bank Borrower Agreement, the Ex-Im Bank Application, the Loan Authorization notice (or the Loan Authorization Agreement as such Loan Authorization Notice is defined in the Ex-Im Bank Borrower Agreement), and any other agreements, instruments, and documents heretofore, now or hereafter evidencing, securing, guaranteeing, or otherwise relating to the Obligations, the Collateral, or any other aspect of the transactions contemplated by this Agreement.

          "Notes" means the Revolving Loan Notes, the Ex-Im Bank Guaranteed Loan Notes, and the Term Notes.

          "Pro Rata Share" means, with respect to a Lender, a fraction (expressed as a percentage), the numerator of which is the amount of such Lender's Commitment and the denominator of which is the sum of the amounts of all of the Lenders' Commitments, or if no Commitments are outstanding, a fraction (expressed as a percentage), the numerator of which is the amount of Obligations owed to such Lender and the denominator of which is the aggregate amount of the Obligations owed to the Lenders, in each case giving effect to a Lender's participation in Non-Ratable Loans, Agent Advances, and Ex-Im Bank Guaranteed Loans.

          "Reserves" means reserves that limit the availability of credit hereunder, consisting of reserves against Domestic Availability, Export-Related Availability, Eligible Accounts, Eligible Foreign Accounts, Eligible Finished Goods Inventory, or Eligible Generic Raw Materials Inventory, established by the Agent from time to time in the Agent's reasonable credit judgment. Without limiting the generality of the foregoing, the following reserves shall be deemed to be a reasonable exercise of the Agent's credit judgment: (a) Bank Product Reserves; (b) a reserve for accrued, unpaid interest on the Obligations; (c) reserves for rent at leased locations subject to statutory or contractual landlord liens; (d) reserves for Inventory shrinkage; (e) Environmental Compliance Reserves; (f) customs charges; (g) dilution; (h) warehousemen's or bailees' charges; and (i) reserves of up to ten percent (10.0%) of the amount of the Ex-Im Bank Guaranteed Loans outstanding.

          "Revolving Loans" has the meaning specified in Section 1.2 and includes each Agent Advance, Non-Ratable Loan, and Ex-Im Bank Guaranteed Loan.

          "Stated Termination Date" means with respect to (a) the Ex-Im Bank Guaranteed Loans, May 30, 2003 and (b) all Revolving Loans other than the Ex-Im Bank Guaranteed Loans, February 8, 2005.

In addition to the foregoing amendments, the definition of "Eligible Accounts" in Annex A of the Credit Agreement is hereby amended by deleting the word "and" at the end of clause (u) thereof, inserting a new clause (v) which shall read in its entirety "(v) which is an Eligible Foreign Account; and" changing the existing clause (v) to clause (w); and

     Section 2.36 Addition of Definitions to Annex A of the Credit Agreement. Effective as of the Amendment Date, Annex A of the Credit Agreement is hereby amended by adding thereto in alphabetical order each of the following definitions which shall read in their entirety as follows:

          "Domestic Availability" means, at any time (a) the lesser of (i) the Maximum Revolver Amount or (ii) the Domestic Borrowing Base, minus (b) Reserves other than Reserves deducted in the calculation of the Borrowing Base, minus (c) the Aggregate Revolver Outstandings other than the Ex-Im Bank Guaranteed Loans.

          "Domestic Borrowing Base" means, at any time, an amount equal to (a) the sum of (i) eighty-five percent (85.0%) of the Net Amount of Eligible Accounts; plus (ii) (A) prior to August 7, 2002, sixty percent (60.0%) of the lower of cost (on a "first-in, first-out" basis) or market value of Eligible Finished Goods Inventory and (B) from August 7, 2002 and thereafter the lesser of (1) sixty percent (60.0%) of the lower of cost (on a "first-in, first-out" basis) or market value of Eligible Finished Goods Inventory or (2) seventy-five percent (75.0%) of the Orderly Liquidation Value of Finished Goods Inventory plus (iii) (A) prior to August 7, 2002, thirty-five percent (35.0%) of the lower of cost (on a "first-in, first-out" basis) or market value of Eligible Generic Raw Materials Inventory and (B) from August 7, 2002 and thereafter the lesser of (1) thirty-five percent (35.0%) of the lower of cost (on a "first-in, first-out" basis) or market value of Eligible Generic Raw Materials or (2) seventy-five percent (75.0%) of the Orderly Liquidation Value of Generic Raw Materials Inventory, minus (b) from August 7, 2002 and thereafter, $500,000, minus (c) Reserves from time to time established by the Agent in its reasonable credit judgment.

          "Eligible Foreign Accounts" means Eligible Export-Related Accounts Receivable (as defined in the Ex-Im Bank Borrower Agreement), provided, that Eligible Foreign Accounts shall not, unless the Agent in its sole discretion elects, include any Eligible Export-Related Account Receivable (as defined in the Ex-Im Bank Borrower Agreement) which is also an Eligible Account.

          "Ex-Im Bank" means the Export-Import Bank of the United States.

          "Ex-Im Bank Borrower Agreement" means that certain Export-Import Bank of the United States Working Capital Guarantee Program Borrower Agreement, dated as of May 30, 2002, executed by the Borrowers in favor of the Ex-Im Bank and the Agent, as modified by any written waiver letter from the Ex-Im Bank to the Agent with regard to the Ex-Im Bank Guaranteed Loans.

          "Ex-Im Bank Borrowing Base Certificate" means a certificate by a Responsible Officer of the Borrowers, or the Parent on behalf of all of the Borrowers, substantially in the form of Exhibit J (or another form acceptable to the Agent) setting forth the calculation of the Export-Related Borrowing Base, including a calculation of each component thereof (including to the extent a Borrower has received notice of any Reserve from the Agent, any of the Reserves included in such calculation pursuant to clause (b) of the definition of Export-Related Borrowing Base) and setting forth the Eligible Foreign Accounts as of the effective date thereof and copies of the Export Orders (as defined in the Ex-Im Bank Borrower Agreement) relating to the Eligible Foreign Accounts to the extent included in the Export-Related Borrowing Base.

          "Ex-Im Bank Guaranteed Loan" and "Ex-Im Bank Guaranteed Loans" have the meanings specified in Section 1.2(k)(i).

          "Ex-Im Bank Guaranteed Loan Note" and "Ex-Im Bank Guaranteed Loan Notes" have the meanings specified in Section 1.2(k)(iv).

          "Ex-Im Bank Master Guarantee Agreement" means that certain Export-Import Bank of the United States Working Capital Guarantee Program Master Guarantee Agreement executed by the Ex-Im Bank and the Agent pursuant to the Ex-Im Bank Working Capital Guarantee Program, as such agreement may be amended, restated, or otherwise modified from time to time.

          "Export Orders" has the meaning assigned to that term in the Ex-Im Bank Borrower Agreement.

          "Export-Related Availability" means, at any time, (a) the lesser of
     (i) $1,500,000 or (ii) the Export-Related Borrowing Base, minus (b) the aggregate amount of outstanding Ex-Im Bank Guaranteed Loans.

          "Export-Related Borrowing Base" means, at any time, (a) ninety percent (90.0%) of the Export-Related Accounts Receivable Value (as defined in the Ex-Im Bank Borrower Agreement), minus (b) Reserves.

     Section 2.37 Addition of Exhibit I to the Credit Agreement. Effective as of the Amendment Date, a new Exhibit I is hereby added to the Credit Agreement and shall read in its entirety as set forth in Exhibit I hereto.

     Section 2.38 Addition of Exhibit J to the Credit Agreement. Effective as of the Amendment Date, a new Exhibit J is hereby added to the Credit Agreement and shall read in its entirety as set forth in Exhibit J hereto.

     Section 2.39 Amendment of Schedule A-1 of the Credit Agreement. Effective as of the Amendment Date, Schedule A-1 of the Credit Agreement is hereby amended and restated in its entirety to read as set forth in Schedule A-1 hereto.

                                  ARTICLE III

                                   Conditions

     Section 3.1 Conditions Precedent. The effectiveness of Article 2 of this Amendment is subject to the satisfaction of the following conditions precedent:

          (a) the representations and warranties contained herein and in all other Loan Documents, as amended hereby, shall be true and correct in all material respects as of the date hereof as if made on the date hereof, except for such representations and warranties limited by their terms to a specific date;

          (b) no Default or Event of Default shall be in existence;

          (c) the Borrowers and the Lenders shall have delivered to the Agent an executed original copy of this Amendment, the Ex-Im Bank Borrower Agreement, each Ex-Im Bank Guaranteed Loan Note, the Export-Import Bank of the United States Joint Application for Working Capital Guarantee, and each other agreement, document, or instrument reasonably requested by the Agent in connection with this Amendment;

          (d) the Borrowers, the Agent, and CapitalSource Finance LLC shall have entered into an Amended and Restated Subordination and Intercreditor Agreement dated as of the Amendment Date;

          (e) the Borrowers shall have paid to the Agent all fees, costs, and expenses owed to Akerman, Senterfitt & Edison, P.A.;

          (f) the Agent shall have received a written waiver letter from the Ex-Im Bank pertaining to those items requested by the Agent in its written request to the Ex-Im Bank dated May 30, 2002;

          (g) the Borrowers shall have paid the fees set forth in the Amendment Letter to the Agent's Letter dated as of May 30, 2002;

          (h) the Borrowers shall have paid to the Agent all fees, costs, and expenses owed to and/or incurred by the Agent arising in connection with the Credit Agreement or this Amendment, including, without limitation, the reasonable fees, costs, and expenses of the Agent's legal counsel, Jenkens & Gilchrist, a Professional Corporation; and

          (i) all proceedings taken in connection with the transactions contemplated by this Amendment and all documentation and other legal matters incident thereto shall be satisfactory to (i) the Agent, (ii) the Lenders, and (iii) the Agent's legal counsel, Jenkens & Gilchrist, a Professional Corporation.

                                   ARTICLE IV

                  Ratifications, Representations and Warranties

     Section 4.1 Ratifications. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Credit Agreement and, except as expressly modified and superseded by this Amendment, the terms and provisions of the Credit Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. The Borrowers, the Agent, and the Lenders agree that the Credit Agreement as amended hereby and the other Loan Documents shall continue to be legal, valid, binding, and enforceable in accordance with their respective terms.

     Section 4.2 Representations and Warranties. Each of the Borrowers hereby represents and warrants to the Agent and the Lenders that (a) the execution, delivery, and performance of this Amendment and any and all other Loan Documents executed and/or delivered in connection herewith have been authorized by all requisite action on the part of each Borrower and will not violate the articles of incorporation or bylaws of any Borrower, (b) the representations and warranties contained in the Credit Agreement, as amended hereby, and any other Loan Document are true and correct on and as of the date hereof as though made on and as of the date hereof (except to the extent that such representations and warranties were expressly, in the Credit Agreement, made only in reference to a specific date), (c) after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing, and (d) each Borrower is in full compliance with all covenants and agreements contained in the Credit Agreement, as amended hereby, and the other Loan Documents.

                                   ARTICLE V

                                  Miscellaneous

     Section 5.1 Survival of Representations and Warranties. All representations and warranties made in this Amendment or any other Loan Document including any Loan Document furnished in connection with this Amendment shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by the Agent or any Lender shall affect the representations and warranties or the right of the Agent or any Lender to rely upon them.

     Section 5.2 Reference to Credit Agreement. Each of the Loan Documents, including the Credit Agreement and any and all other agreements, documents, or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Credit Agreement as amended hereby, are hereby amended so that any reference in such Loan Documents to the Credit Agreement shall mean a reference to the Credit Agreement as amended hereby.

     Section 5.3 Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

     Section 5.4 Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND THE APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

     Section 5.5 Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of the Borrowers, the Agent, and the Lenders and their respective successors and assigns, except no Borrower may assign or transfer any of its respective rights or obligations hereunder without the prior written consent of the Lenders.

     Section 5.6 Counterparts. This Amendment may be executed in one or more counterparts, and on telecopy counterparts each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same agreement.

     Section 5.7 Effect of Amendment. No consent or waiver, express or implied, by the Agent or any Lender to or for any breach of or deviation from any covenant, condition, or duty by any Borrower shall be deemed a consent or waiver to or of any other breach of the same or any other covenant, condition, or duty. Each of the Borrowers (individually, a "subject Borrower") hereby (a) consents to the execution and delivery of this Amendment by the other Borrowers, (b) agrees that this Amendment shall not limit or diminish the obligations of the subject Borrower under its certain Loan Documents delivered in connection with the Credit Agreement, executed or joined in by the subject Borrower and delivered to the Agent, (c) reaffirms the subject Borrower's obligations under each of such Loan Documents, and (d) agrees that each of such Loan Documents remains in full force and effect and is hereby ratified and confirmed.

     Section 5.8 Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

     Section 5.9 Entire Agreement. THIS AMENDMENT AND ALL OTHER INSTRUMENTS, DOCUMENTS, AND AGREEMENTS EXECUTED AND DELIVERED IN CONNECTION WITH THIS AMENDMENT EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS, AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THIS AMENDMENT, AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO.

     IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment effective as of the date first written above.

                             BORROWERS:

                             ENCORE MEDICAL CORPORATION

                             By: /s/ Harry L. Zimmerman
                             Name:    Harry L. Zimmerman
                             Title:  Executive Vice President - General Counsel

                             ENCORE MEDICAL GP, INC.

                             By: /s/ Harry L. Zimmerman
                             Name:    Harry L. Zimmerman
                             Title:  Executive Vice President - General Counsel

                             ENCORE MEDICAL ASSET CORPORATION


                             By: /s/ Harry L. Zimmerman
                             Name:    Harry L. Zimmerman
                             Title:  Executive Vice President - General Counsel

                             ENCORE MEDICAL, L.P.

                             By: /s/ Harry L. Zimmerman
                             Name:    Harry L. Zimmerman
                             Title:  Executive Vice President - General Counsel

                                     AGENT:

                                     BANK OF AMERICA, NATIONAL
                                     ASSOCIATION

                                     By: /s/ John McNamara
                                     Name: John McNamara
                                     Title: Vice President

                                     LENDERS:

                                     BANK OF AMERICA, NATIONAL
                                     ASSOCIATION

                                     By: /s/ John McNamara
                                     Name: John McNamara
                                     Title: Vice President

                                    EXHIBIT I

                     FORM OF EX-IM BANK GUARANTEED LOAN NOTE

                         EX-IM BANK GUARANTEED LOAN NOTE

$____________                                                 ____________, 2002

     EACH OF THE UNDERSIGNED (collectively, the "Borrowers"), for value received, jointly and severally, hereby promises to pay to the order of _____________________________, a ______________ with an office located at
__________________________ (the "Payee"), the principal amount of
____________________ DOLLARS ($__________) or such lesser amount as may from time to time be advanced and remain unpaid and outstanding hereunder, together with accrued interest thereon as provided hereinbelow.

     This Ex-Im Bank Guaranteed Loan Note ("Note") is executed and delivered by the Borrowers pursuant to that certain Credit Agreement, dated as of February 8, 2002 (as such agreement has been and may further be amended, restated, or otherwise modified from time to time, the "Credit Agreement") among the Borrowers, each of the financial institutions from time to time party thereto (the "Lenders"), and Bank of America, National Association, in its capacity as administrative agent for the Lenders (the "Agent"), and is an "Ex-Im Bank Guaranteed Loan Note" as defined therein. All terms defined in the Credit Agreement, wherever used herein, unless otherwise defined herein, shall have the same meanings herein as are prescribed by the Credit Agreement.

     All Ex-Im Bank Guaranteed Loans from time to time requested by any Borrower, and from time to time made and outstanding hereunder, are subject in all respects to the terms and provisions of the Credit Agreement. Reference hereby is made to the Credit Agreement for a statement of the obligations of the Borrowers and the rights of the Payee in relation thereto, provided that nothing shall impair the absolute and unconditional, joint and several, obligation of the Borrowers to pay the outstanding principal and unpaid accrued interest on this Note when due. The Credit Agreement, among other things, contains provisions for acceleration of the maturity of this Note upon the happening of certain stated events and for prepayments of the Ex-Im Bank Guaranteed Loans prior to the maturity of this Note upon the terms and conditions specified in the Credit Agreement.

     The unpaid principal from day to day outstanding under this Note shall bear interest at the applicable rates prescribed for the Ex-Im Bank Guaranteed Loans as provided by the Credit Agreement. The Agent's and the Payee's books and records shall be prima facie evidence of Ex-Im Bank Guaranteed Loans, interest accruals, and payments hereunder, absent manifest error.

     The Borrowers unconditionally, jointly and severally, promise to pay all principal of and accrued interest on the Ex-Im Bank Guaranteed Loans from time to time outstanding under this Note as prescribed by the Credit Agreement and in any event on the earlier of (a) one hundred eighty days after each advance was made or (b) the date that any of the Borrowers payment from the account debtor against the corresponding Eligible Foreign Account. This Note shall automatically mature and become due and payable in full on the Termination Date.

     All rights and remedies of the Payee, and of the Agent for the benefit of the Payee, with respect to the Ex-Im Bank Guaranteed Loans evidenced by this Note (including, without limitation, the right upon the occurrence of an Event of Default to accelerate the entire unpaid principal balance and unpaid accrued interest hereunder to be immediately due and payable) as provided by the Credit Agreement are incorporated herein by reference. All obligations and indebtedness from time to time evidenced by this Note are secured by the Agent's Lien as provided by the Credit Agreement and the other Loan Documents.

     No delay or omission by the Agent or the Payee in exercising any power, right, or remedy hereunder or under any of the other Loan Documents shall operate as a waiver or impair any such powers, rights, or remedies. Except as specifically provided in the Credit Agreement, each of the Borrowers and each other party ever liable hereunder severally hereby expressly waives presentment, demand, notice of intention to accelerate, notice of acceleration, protest, notice of protest, and any other notice of any kind, and agrees that its joint and several liability hereunder shall not be affected by any renewals, extensions, or modifications, from time to time, of the time or manner of payment hereof, or by any release or modification of any Collateral or other Person liable for the Obligations.

     The Borrowers hereby, jointly and severally, promise to pay to the Agent, for the benefit of the Agent and the Payee, all reasonable fees, costs, and expenses incurred by the Agent or the Payee in enforcement and collection of any amounts under this Note, including, without limitation, Attorney Costs.

     Each of the Agent, the Payee, and the Borrowers acknowledge, agree, and declare that it is its intention to expressly comply with all Requirements of Law in respect of limitations on the amount or rate of interest that can legally be contracted for, charged, or received under or in connection with this Note. Notwithstanding anything to the contrary contained herein, in no contingency or event whatsoever shall the amount of interest (including the aggregate of all charges, fees, benefits, or other compensation which constitutes interest under any Requirement of Law) provided for hereunder, paid by any Borrower, received by the Agent or the Payee, agreed to be paid by any Borrower, or requested or demanded to be paid by the Agent or the Payee, exceed the Maximum Rate, and all provisions herein in respect of the contracting for, charging, or receiving compensation for the use, forbearance, or detention of money shall be limited as provided in the Credit Agreement and herein. In the event any such interest is paid to the Agent or the Payee by the Borrowers, or any Borrower, in an amount or at a rate which would exceed the Maximum Rate, the Agent or the Payee, as the case may be, shall automatically apply such excess to any unpaid amount of the Obligations other than interest, in the inverse order of maturity, or if the amount of such excess exceeds said unpaid amount, such excess shall be paid to the paying Borrowers or Borrower, as applicable. All interest paid, or agreed to be paid, by any Borrower, or taken, reserved, or received by the Agent or the Payee, shall be amortized, prorated, spread, and allocated in respect of the Obligations throughout the full term of this Note. Notwithstanding any provision contained in this Note, neither the Agent nor the Payee shall ever be entitled to charge, receive, take, reserve, collect, or apply as interest any amount which, together with all other interest under this Note would result in a rate of interest under this Note in excess of the Maximum Rate and, in the event the Agent or the Payee ever charges, receives, takes, reserves, collects, or applies any amount in respect of the Borrowers, or any of them, that otherwise would, together with all other interest under this Note, be in excess of the Maximum Rate, such amount shall automatically be deemed to be applied in reduction of the unpaid principal balance of the Obligations and, if such principal balance is paid in full, any remaining excess shall forthwith be paid to the applicable Borrower or Borrowers. The Borrowers, the Agent and the Payee shall, to the maximum extent permitted under any Requirement of Law,
(a) characterize any non-principal payment as a standby fee, commitment fee, prepayment charge, delinquency charge, expense, or reimbursement for a third-party expense rather than as interest and (b) exclude prepayments, acceleration, and the effects thereof. Nothing in this Note shall be construed or so operate as to require or obligate the Borrowers, or any of them, to pay any interest, fees, costs, or charges greater than is permitted by any Requirement of Law. Subject to the foregoing, the Borrowers hereby agree that the actual effective rate of interest from time to time existing with respect to the Ex-Im Bank Guaranteed Loans made by the Payee to the Borrowers, including all amounts agreed to by the Borrowers or charged or received by the Agent or the Payee hereunder, which may be deemed to be interest under any Requirement of Law, shall be deemed to be a rate which is agreed to and stipulated by the Borrowers and the Payee in accordance with Requirements of Law.

     This Note may not be amended, restated, or otherwise modified except in writing executed by the Payee and the Borrowers in the manner prescribed by the Credit Agreement.

     THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF TEXAS, PROVIDED THAT TO THE EXTENT FEDERAL LAW WOULD ALLOW A HIGHER RATE OF INTEREST THAN WOULD BE ALLOWED BY THE LAWS OF THE STATE OF TEXAS, THEN WITH RESPECT TO THE PROVISIONS OF ANY LAW WHICH PURPORTS TO LIMIT THE AMOUNT OF INTEREST THAT MAY BE CONTRACTED FOR, CHARGED, OR RECEIVED IN CONNECTION WITH THIS NOTE, SUCH FEDERAL LAW SHALL APPLY.

     This Note shall be binding upon the Borrowers and the Borrowers' successors and assigns.

     This Note may be assigned to the Export-Import Bank of the United States pursuant to clause (g) of Section 11.2 of the Credit Agreement.

          THIS WRITTEN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

{INSERT, MODIFIED AS APPROPRIATE, INTO NOTES ISSUED AFTER THE CLOSING DATE IN CONNECTION WITH AN ASSIGNMENT AND ACCEPTANCE:} This Note is in replacement of (but not extinguishment of) [part of] the indebtedness evidenced by the certain Ex-Im Bank Guaranteed Loan Note dated [______________], previously executed and delivered by the Borrowers payable to the order of [_________________], in the face amount of $[______], and the portion of such indebtedness evidenced by this Note shall hereafter be governed by and payable in accordance with the terms hereof.]

     Executed as of the date set forth above.

                                   BORROWERS:

                                   ENCORE MEDICAL CORPORATION
                                   ENCORE MEDICAL GP, INC.
                                   ENCORE MEDICAL ASSET
                                   CORPORATION
                                   ENCORE MEDICAL, L.P.
                                   By:      Encore Medical GP, Inc.,
                                            its sole general partner


                                   By:
                                      ------------------------------------------
                                   Name:
                                        ----------------------------------------
                                   Title:
                                         ---------------------------------------

                                    EXHIBIT J

                  FORM OF EX-IM BANK BORROWING BASE CERTIFICATE

                        WORKING CAPITAL GUARANTEE PROGRAM
                           BORROWING BASE CERTIFICATE

Borrower:     Encore Medical Corporation
              -------------------------------------
Covers Period From:                         To:
                          ------------------------------------------------------
Date:                               BBC #
              ----------------------       -------------

Foreign Accounts Receivable
---------------------------------------

                                                                                                        --------------
1. Beginning Gross A/R (line 5 previous BBC)                                                                        -
                                                                                                        --------------
2. Add: Export Sales since last certificate (P.O. or Summary Report attached)
                                                                                                        --------------
3. Less: Payments Received
                                                                                                        --------------
4. Credit Memos/other Adjustments
                                                                                                        --------------
5. Ending Gross A/R (carry to line 1, next BBC)                                                                     -
                                                                                                        --------------
     Less A/R Exclusions from Borrowing Base, as per most recent month end aging:

6.  Retentions
                                                                ------------
7. Past Due per WCGP instructions
     (over 60 days p/d or 90 days if insured)                             -
                                                                ------------
8. Other (Country out of cover etc)
                                                                ------------
                                                                                                                    -
                                                                                                        --------------
9. Total eligible A/R                                                                                               -
                                                                                                        --------------
10. @ Disbursement Rate:                                    90% A/R Borrowing Base                                  -
                                                   -------------                                        --------------

Exportable Inventory
--------------------------

11. Beginning Inventory (line 14, previous BBC)                                                                     -
                                                                                                        --------------
12. Add: "Ins" since last certificate (P.O. or Summary Report attached)
                                                                                                        --------------
13. Less: "Outs" since last certificate
                                                                                                        --------------
14. Ending Inventory (carry to line 11, next BBC)                                                                   -
                                                                                                        --------------
15. Less Inventory Exclusions from Borrowing Base (if any)                                                          -
                                                                                                        --------------
16. Eligible Inventory                                                                                              -
                                                   -------------                                        --------------
17. @ Disbursement Rate:                                    75% Inventory Borrowing Base                            -
                                                   -------------                                        --------------
18. Other collateral (if any) Describe:
                                                   -------------------------------------                --------------
19. @ Disbursement Rate:                                        Other Collateral                                    -
                                                                                                        --------------
20. Total Borrowing Base (line 10 + line 17 + line 19)                                                              -
                                                                                                        --------------
21. Less: Reserves for Letter of Credit
                                       -------------------------                                        --------------
       a. Previously issued L/C                  -                                    @ 25%
                                                 -                                                                  -
                                       -------------------------------------------------                --------------
22. L/C's to be issued with this request (application attached)                       @ 25%                         -
                                                                ------------                            --------------

       a. Total L/C's outstanding                 -    (line 21a +22)
                                       ------------                                     ----------------
       b. Remaining availability to issue L/C's (sublimit less line 22a)
                                                                                        ----------------
       c.  Total Commercial Letters of Credits

                                                                                                      -
                                                                                        ----------------
                                                                                                        --------------
23. Available Borrowing Base to Support Disbursements                                                               -
                                                                                                        --------------
24. Beginning Loan Balance (line 27 previous BBC)                                                                   -
                                                                                                        --------------
25. Less: Payments Received
                                                                                                        --------------
26. Add: Disbursement requested with this BBC                                                                       -
                                                                                                        --------------
27. Ending Loan Balance (carry to line 24 next       Cannot exceed line 23
BBC)   Cannot exceed line 22                                                                                        -
                                                                                                        --------------
                  *PER EXIMBANK BORROWER AGREEMENT THE PORTION OF THE
                  PRINCIPAL BALANCE SUPPORTED BY INVENTORY CAN NOT EXCEED
                  60% OF THE LOAN PRINCIPAL BALANCE PLUS THE FACE VALUE OF
                   COMMERCIAL LETTERS OF CREDIT.

                                                                                                        --------------
27a. Line 27 less line 10                                                                               -
                                                                                                        --------------
28. Loan Balance plus Face Value of Commercial Letter of Credit - Includes new
Commercial L/C                                                                                                      -
                                                                                                        --------------
29. Line 27a divided by line 28                                                                            #DIV/0!
                                                                                                        --------------
30. Remaining Loan Availability ($1,500,000.00 less line 27)                                             1,500,000.00
                                                                                                        --------------
31. Remaining Collateral Availability (line 23 less line 27)                                                        -
                                                                                                        --------------
The Undersigned hereby represents and warrants that the information contained in the

Borrower Base Certificate dated:                   is true, complete and correct
and that the collateral values reflected herein comply with the conditions, terms, warranties, representations and covenants set forth in the Borrower
Agreement under the Working Capital Guarantee Program o f the Export Import Bank
of the United States (Eximbank) between (Encore Medical Corp.) and Bank of
America, N.A.

Borrower:     Encore Medical Corporation                          Accepted and Agreed to:
              --------------------------------------------------
Ex-Im Bank Working Capital Guarantee Loan #                       By:
                                           ------------               ------------------------------
Authorized Signature:                                                 Bank of America, N.A.
                          --------------------------------------
Title:
              -------------------------------------

                                  SCHEDULE A-1

                                   COMMITMENTS

====================================================================================================================
            Lender                 Term A Loan          Term B Loan         Revolving Loan          Ex-Im Bank
                                    Commitment          Commitment       Commitment (including    Guaranteed Loan
                                                                         Ex-Im Bank Guaranteed      Commitment
                                                                           Loan Commitment)
====================================================================================================================
Bank of America, National           $4,000,000          $1,000,000            $25,000,000           $1,500,000
Association
--------------------------------------------------------------------------------------------------------------------

====================================================================================================================

SCHEDULE A-1 - Page Solo